Indemnity Deed Of Trust

       This Indemnity Deed of Trust is made and entered into this 12th day of June, 1996, by and among DUTTERER'S OF MANCHESTER CORPORATION, a Maryland corporation (herein "Grantor"); DAVID A. DURHAM (a resident of Virginia Beach, Virginia) and DAVID SINGLETON (a resident of Virginia Beach, Virginia) (either of whom may act and who are referred to herein as "Trustee"); and CRESTAR BANK (herein "Lender").

                                 RECITALS

       The Lender has made loans to Doughtie's Foods, Inc., a Virginia corporation (herein "Debtor"), in the aggregate principal sum of Nine Million Two Hundred and Fifty Thousand and no/100 Dollars ($9,250,000.00), as evidenced by the Note, as defined below.

       The Grantor has guaranteed the "Secured Indebtedness" (as defined below) and has agreed to secure the Secured Indebtedness of the Debtor, including the Note, by conveying, in trust, the hereinafter described property of the Grantor to the Trustee; provided, however, that the total outstanding principal amount of the Secured Indebtedness secured hereby shall not exceed $1,200,000.00.

       THE OBLIGATIONS OF THE GRANTOR HEREUNDER REPRESENT A
FUTURE CONTINGENT LIABILITY AND NOT A PRESENT LIABILITY.

       For and in consideration of the indebtedness herein recited and the trust herein created, Grantor hereby grants, bargains, mortgages, assigns, sells and conveys unto Trustee, in trust with power of sale and with general warranty of title, all of Grantor's present and future right title and interest in and to certain real estate located in the State of Maryland, and more particularly described on Exhibit A, together with all easements and appurtenances thereto, all of the rights of Grantor in and to the streets, alleys, and rights-of-way appurtenant to and adjoining or adjacent to the land hereinabove described; and together with any and all right, title and interest of Grantor in and to the improvements which shall include any and all buildings and structures now or at any time hereafter erected, constructed or situated upon the premises or any part thereof, together with all fixtures, machinery, apparatus, fittings and equipment now or hereafter located in or upon the premises and now owned or which may hereafter be owned by Grantor, in and upon said land and premises, or which may hereafter be placed thereon, including but not limited to, any equity which may be acquired by Grantor in such property as a result of the making of instalment payments on account of the purchase thereof, including but not limited to elevators, escalators, boilers, engines, heating, ventilating and air conditioning systems, sprinkler or fire extinguishing systems, plumbing, partitions, wiring, storm doors and windows, wire screens, awnings, carpeting, drapes, window shades, switchboards, communications apparatus, floor tiling, linoleum, attached cabinets, wall panels and decorations attached to walls and ceilings, gas and electrical fixtures, chattels, attached appliances, and material used and to be used in the buildings and structures. Reference in this Deed of Trust to "Property" shall be deemed to include, in addition to the described land, improvements now or hereafter located thereon and rights appurtenant thereto, all the equipment, furnishings, fixtures, goods and chattels, above-mentioned and conveyed, all of which are deemed part and parcel of the real estate and appropriated to the use of the real estate and, whether affixed or not shall for the purposes of this Deed of Trust be deemed conclusively to be real estate and conveyed hereby, together with the proceeds of all the foregoing.

       TO HAVE AND TO HOLD the Property to the Trustee, and the
Trustee's successors and assigns in fee simple forever.

       In Trust (a) to secure the prompt payment of Secured Indebtedness (as hereinafter defined), payable to Lender, and (b) to secure performance and observance of the terms and conditions of this Deed of Trust, any Note (as hereinafter defined) or any Agreement (as hereinafter defined); provided, however, that if all of the Secured Indebtedness is paid and all of the terms and conditions under this Deed of Trust, the Note, any Agreement are performed, completed and satisfied, then all interests of the Trustee in the Property shall cease and be void and the Trustee shall release and reconvey the Property to the Grantor and terminate this Deed of Trust at the sole cost and expense of the Grantor.

       Lender has extended credit, or may in the future extend credit to the Debtor. The term "Secured Indebtedness" as used herein shall mean all indebtedness of Debtor to Lender, whether now existing or hereinafter arising, direct or indirect, fixed or contingent, due or to become due, joint or several, for whatever purpose whether or not related to the Note or Agreement, irrespective of how such indebtedness is evidenced, whether by notes, bonds, letters of credit, advances, overdrafts, accounting entries or otherwise, or by the endorsement or guaranty by Debtor of the obligations of another; provided, however, that the aggregate outstanding amount of the Secured Indebtedness shall not at any one time exceed the total outstanding principal amount stated above, plus interest thereon (at the rate or rates set forth in the Note or Agreement or other evidences of such indebtedness), fees due with respect to any such indebtedness, and, to the extent permitted by applicable law, all costs of collection with respect thereto, including without limitation, any costs and expenses incurred by Trustee or Lender in connection with the enforcement of this Deed of Trust or as otherwise provided herein. Secured Indebtedness shall include, but not limited to, the principal of, interest on and all other amounts due under or in connection with a note from Debtor to Lender dated June 14, 1996, in the amount of $1,750,000, and a note from Debtor to Lender dated June 14, 1996, in the amount of $7,500,000.

       As used herein the term "Note" shall mean each note from Debtor to Lender and specifically referred to above and any and all other notes or obligations executed and delivered by Debtor to Lender, whether joint or several or joint and several to repay the Secured Indebtedness or any part thereof and any renewals, amendments, extensions, modifications or replacements thereof. The term "Agreement" used herein shall mean any and each agreement between Debtor and Lender specifically referred to above and any and all other agreements of whatever nature executed and delivered by Debtor to Lender in connection with any Note or the Secured Indebtedness or any part thereof.

       It is understood and agreed that the Secured Indebtedness will be advanced from time to time by Lender in accordance with the provisions of any Note or any Agreement, each of which is incorporated herein and made a part hereof by reference to the same extent as if fully set forth herein, and it is further understood and agreed that, from time to time repayments on account of the Secured Indebtedness may be made and Lender may thereafter make additional advances including re-advances of sums previously repaid, as provided in any Note or any Agreement, it being understood and agreed that each and every advance made at the present or hereafter to Debtor on behalf of Debtor or Grantor shall be deemed to be an advance made on account of the Secured Indebtedness and secured hereby unless otherwise specifically provided in the Note, Agreement or other documents evidencing such advance.

       Grantor represents, warrants, covenants and agrees as follows:

A. Payment and Performance. Grantor shall perform its obligations under and comply with the provisions of this Deed of Trust and any Note and any Agreement to which it is a party.

 B.         Warranty of Title; Payment of Taxes and Assessments;
Prior Deeds of Trust or Mortgages.  Grantor is lawfully seized of the Property in fee simple absolute or the leasehold estate if this Deed of Trust is on a leasehold and has the right to convey the same.  The Trustee hereunder shall quietly enjoy the
property.  At the time of recordation, this Deed of Trust shall be a first priority lien and encumbrance on the Property.
Grantor will execute such further assurances as Trustee or Lender deems necessary or desirable in order to more fully vest title in Trustee. So long as any part of the Secured Indebtedness shall be unpaid, Grantor will protect the title and possession of the Property and will pay when the same become due all taxes and assessments now existing or hereafter levied or assessed upon the Property or the interest therein created by this Deed of Trust, or which by the laws of the jurisdiction where the Property is located may be levied or assessed against Trustee or its successors, or Lender, for or on account of the Secured
Indebtedness upon this Deed of Trust or the interest in the
Property thereby created, together with all sums now or hereafter owing on any senior deeds of trust or mortgages. Grantor will provide Lender with evidence of any such payments which from time to time may be required by Lender. Grantor will, at its expense, take such other action and execute such other instruments as may be necessary or desirable in the sole discretion of Lender to preserve and protect the lien and priority of this Deed of Trust and all other instruments evidencing or securing payment of the sums secured hereby.
                            C.         Preservation and
Maintenance of Property; Environmental Requirements.  No building or other improvement shall be substantially altered, removed a demolished, except for changes which enhance its value, nor shall any fixtures or attached appliances on, in or about said
buildings or improvements be severed, removed, sold or mortgaged without the prior written consent of Lender (provided, however, that minor non-structural changes costing not more than $10,000 may be undertaken without such consent, and that replacement of such appliances or fixtures of equivalent value and function may be undertaken without such consent). Grantor will not commit or suffer any waste, nor permit or suffer any impairment or deterioration of the Property, or any part thereof. Grantor will at all times keep and maintain the Property and every part
thereof in good condition, fit and proper for the respective purposes for which they were originally erected or installed.
Grantor will comply in all material respects with all statutes, orders, requirements or degrees relating to the Property, whether under federal, state, county or municipal authority, and will observe and comply in all material respects with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning variances, special exceptions and nonconforming uses), privileges, franchises and concessions which are applicable to the Property or which have been granted to or contracted for by Grantor in connection with any existing or presently contemplated use of Property.  Grantor will permit Lender or its agents to enter upon and inspect the Property at all reasonable times. Grantor represents and warrants that the Property never has been, and never will be so long as this Deed of Trust remains in effect, used for the generation, collection, manufacture, storage, treatment, disposal, release or threatened release of any hazardous
substance, as those terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980,
as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), Superfund Amendments and Reauthorization Act ("SARA"), applicable state laws, or regulations adopted pursuant to any of the foregoing. Grantor agrees to comply with any federal, state or local law, statute, ordinance or regulation, court or administrative order or decree or private agreement regarding materials which require special handling in collection, storage, treatment or disposal because of their impact on the environment ("Environmental Requirements"). Grantor agrees to indemnify and hold Lender harmless against any and all claims and losses and expenses
resulting from a breach of this paragraph and Grantor will pay or reimburse Lender for all costs and expenses for expert opinions, inspections or investigations required or requested by Lender which, in Lender's sole discretion, are necessary to ensure compliance with this paragraph. This obligation to indemnify shall survive the payment of the Secured Indebtedness and the release of this Deed of Trust.
                                      D.         Insurance.
Grantor will keep the Property and the improvements thereon
insured against loss by fire, casualty and other hazard
(including flood damage, if the improvements are located in a special flood hazard area) as may from time to time be required by Lender for the benefit of Lender.  If permitted by applicable law, Grantor will maintain such public liability and indemnity insurance as may from time to time be required by Lender. To the extent permitted by applicable law, all such insurance shall be written in forms, amounts and by companies satisfactory to Lender and losses thereunder shall be payable to Lender pursuant to a standard noncontributing mortgagee's clause. Certificates or other proof of insurance shall be delivered to Lender and Grantor shall provide Lender with such evidence of payment of premiums due on account of such insurance as from time to time may be required by Lender. All such policies shall provide for at least thirty (30) days' prior written notice to Lender of any cancellation or modification thereof, including without
limitation, cancellation for nonpayment of premium.  Grantor shall give Lender prompt notice of any loss covered by such
insurance and Lender shall have the right to join Grantor in adjusting any loss. Grantor hereby authorizes Lender, at
Lender's option to collect, adjust and compromise any losses under any such insurance policies herein referred to. Any funds received as payment for any loss under any such insurance shall be paid over to Lender and shall be applied, after deducting the costs of collection, at the option of Lender, either to the prepayment of the Secured Indebtedness or to the reimbursement of Grantor for expenses actually incurred by Grantor in the restoration or replacement of Property, or any part thereof.  In the event of foreclosure of this Deed of Trust or other transfer of title to the Property conveyed hereby, all right title and interest of Grantor, in and to any insurance policies then in force, shall pass to the purchaser or grantee, which may be, but shall not be limited to, Lender.
                                        E.         Lender's Right
to Remedy Defaults.  In the event Grantor shall neglect or refuse
(a) to keep the Property in good repair and condition; (b) to pay promptly when due all taxes and assessments as aforesaid; (c) to remove any statutory liens on the Property; (d) to keep the buildings, improvements and chattels insured as aforesaid; (e) to deliver certificates or other proof of the policies or policy of insurance or the renewals thereof to Lender as aforesaid; (f) or if all amounts owed under any Note, Agreement or other obligation secured by this Deed of Trust or any other deed of trust or other lien on the Property are not paid promptly when due or all obligations, covenants, conditions and agreements under such deed of trust or other lien are not observed, then Lender may, if it shall so elect in addition to any other rights it may have under this Deed of Trust, take possession of the Property, make such repairs, pay such taxes and assessments with the accrued penalties and/or interest, pay any necessary expenses, redeem the Property which may have been sold or forfeited for taxes or assessments thereon, purchase any tax title thereon, remove any statutory liens or encumbrances and prosecute or defend any suit in relation thereto, or insure and keep insured said buildings, improvements and chattels as provided herein, or make any payments as may be necessary to cure any default. Any sums including, without limitation, costs, expenses and attorneys'
fees which may be expended by Lender or Trustee in so doing or otherwise for the protection or preservation of the Property hereby or the lien of this Deed of Trust thereon, shall bear interest from the dates of such payments at the highest rate of interest being paid on any Secured Indebtedness (but in no event higher than the rate or rates permitted under applicable law)
shall be paid by Grantor to Lender upon demand, shall become a part of the Secured Indebtedness and shall be recoverable as such in all respects. Any such liens, claims, taxes, expenses, assessments or tax titles so purchased, paid or redeemed by
Lender shall, as between the parties hereto and their successors in interest be deemed valid, so that in no event shall the
necessity or                                 validity of any such
payment be disputed.
                            F.         Default, Acceleration of
Payments; Trustee's Sale or Lease; Advertisement Required. The occurrence of an "Event of Default" as defined in the Amended and Restated Credit Agreement of even date herewith between the
Debtor and the Lender shall constitute an event of default under this Deed of Trust. Upon the occurrence of any event of default regardless of whether Lender shall have cured such event of default on behalf of Grantor in accordance with the terms of this Deed of Trust, Lender may elect without notice, to cause all the Secured Indebtedness to be at once due and payable in full, and the Trustee, or its successor in trust, as soon as reasonably practicable after requested to do so by Lender (i) may make any repairs or replacements to the Property deemed necessary by
Trustee or Lender, and/or elect to institute foreclosure
proceedings, and the Grantor hereby expressly assents to the passage of a decree for the sale of the Property, and any such sale of the Property, whether by way of the assent to decree or power of sale, and whether (in the Trustee's discretion) of the whole or any part of the Property, shall be made in accordance with the provisions of Section 7-105, Real Property Article, Annotated Code of Maryland, as amended, and Rules W70 and W77 of the Maryland Rules of Procedure, as amended, or other applicable general or local laws of the State of Maryland or judicial rules of procedure relating to the foreclosure of deeds of trust, with the terms of the sale being cash upon settlement of the sale or such other and additional terms as the Trustee deems necessary, proper or convenient, except as specifically limited by applicable law or court rule; or (ii) may lease the Property either pending sale or until the amount of the Secured
Indebtedness is paid and deduct from rents received all costs of collection, repair, replacement and administration and apply the net proceeds to the Secured Indebtedness. The Trustee is hereby empowered to bring in its name, or in the name of the Grantor, any suit or action it deems advisable for the enforcement of the provisions of this clause, but the Trustee and the Lender shall be in no way personally liable under any of the provisions of such lease or of this clause, and shall not be personally liable to any person by virtue of their possession of the Property or by virtue of their acting under any provisions of this clause, except to the extent of accounting for
             rents actually received by them.
                                                            The
proceeds of any sale of the Property by Trustee shall be applied by Trustee:  First, to pay all proper costs and charges,
including but not limited to court costs, advertising expenses, auctioneers' allowances, the expenses, if any, required to correct any irregularity in the title, premium for Trustee's bond, auditors' fees, attorneys' fees, cost of repairs or replacements, and all other expenses of sale incurred in and about the protection and execution of this Deed of Trust and all moneys advanced for taxes, assessments, insurance, and with interest thereon at the highest rate of interest being paid on any Secured Indebtedness (but in no event higher than the rate or rates permitted under applicable law), and all taxes and assessments due upon said land and premises at time of sale, and to retain as compensation a trustee's commission of five percent
(5%) on the amount of said sale or sales unless a larger
percentage or amount is agreed upon in writing by Lender, but in no event more than the commission allowed to the for making sales of property by virtue of a decree of a court of equity in the
State of Maryland, and attorneys' fees and expenses of any
litigation which may arise on account of the execution and enforcement of this Deed of Trust or any Note or Agreement;
Second, to pay and satisfy all Secured Indebtedness, interest and all other charges hereby secured then remaining unpaid, and
interest thereon to date of payment, whether the same shall be due or not, it being understood and agreed by Grantor that the amounts due under any Note or Agreement shall, upon such sale being made before the maturity thereof, be and become immediately due and payable at the election of Lender, and Third, to pay the remainder of said proceeds, if any, to Grantor, its heirs, personal representatives, successors or assigns or any other person lawfully entitled thereto upon the delivery and surrender to the purchaser, his, her or their heirs and assigns, of
possession of the Property and premises, less costs and expenses of obtaining possession. If after so applying such proceeds, any portion of the Secured Indebtedness shall remain unpaid, such balances shall continue to be due and payable, and shall be subject to collection by Lender by suit or otherwise.  In the event the Secured Indebtedness shall be paid after the filing of a foreclosure proceeding with the appropriate court, but before sale of the Property, the Grantor shall also be required to pay all of the expenses of any advertisement or notice, all court costs, and all other expenses incident to or resulting from the foreclosure proceedings under this Deed of Trust and a commission on the total amount of the Secured Indebtedness owed at such time, both principal and interest, remaining unpaid, equal to one-half (1/2) of the percentage allowed as commission to trustees making a sale under a decree of a court of equity in Maryland and a counsel fee of Five Thousand Dollars ($5,000.00), but if legal services are rendered to the Trustee or the Lender in connection with any contested matter with respect to the foreclosure proceeding, the status or priority of the lien and security interest of this Deed of Trust or otherwise, then such reasonable and necessary counsel fees and expenses as the Trustee or the Lender may have incurred, even if greater than the aforementioned amount; provided, however, that the sale may be proceeded with unless, prior to the date on which the sale is scheduled, payment is made by the Grantor of the Secured
Indebtedness then due (including payment of all costs, expenses, commissions and fees, as provided herein).
                                              Upon any sale made
under or by virtue of this Deed of Trust, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale, the Lender may bid for and acquire the Property or any part thereof and, in lieu of paying cash therefor may make settlement for the purchase price by crediting the Secured Indebtedness against the net sales price after deducting therefrom the expenses and costs of the sale and any other sums which the Lender is authorized to deduct under this Deed of
                          Trust.
                                               In the event of a
sale of the Property under either the power of sale or assent to decree, such sale may be made, at the option of the Lender subject to one or more of the tenancies entered into subsequent to the recording of this Deed of Trust, in accordance with the provisions of Section 7-105(f)(2), Real Property Article,
Annotated                                             Code of
Maryland, as amended.
                                    The Trustee in any
foreclosure proceedings under the provisions of this Deed of
Trust shall be entitled, without regard to the adequacy or
inadequacy of any security for the Secured Indebtedness, to the appointment of a receiver to collect the rents and account therefor as the court may direct and to take possession of the
Property                                                     and
operate the same.
                                In addition, in the event of
default hereunder, Lender shall have all rights and remedies permitted by law and by any document evidencing, governing, or securing the obligations secured hereby.
                                                G.
Substitute Trustee.  Lender has the irrevocable right and power to substitute without cause or notice a trustee or trustees in the place of any Trustee named under this Deed of Trust by filing for record among the land records where this Deed of Trust is recorded a deed of appointment, and upon the filing of a deed of appointment all of the title and estate, powers, rights, and duties of the Trustee or the Trustees thus superseded shall
terminate and shall be vested in the successor trustee or
trustees. Such power of appointment and substitution may be exercised at any time hereafter and as many times as Lender, its successors or assigns, may desire. The Grantor, the Lender and the Trustee, their substitutes and successors, expressly waive notice of the exercise of this power, the giving of bond by any Trustee, and any requirement for application to any court for removal, substitution or appointment of a Trustee hereunder. In addition, the act of any one (1) Trustee, whether such Trustee is a sole acting Trustee or whether there is more than one (1)
acting Trustee, shall be sufficient and effective for all
purposes set forth herein and any person may rely upon any
document or instrument executed and delivered by one (1) Trustee to the same extent as though the document had been executed by all of the Trustees.  Nothing herein contained shall deprive
Lender of its right to apply for and receive any relief regarding the Trustee hereunder which is now, or which may hereafter be, provided for by the internal laws of the jurisdiction where the
                        Property is located or applicable federal
law.
            H. Condemnation. Grantor hereby irrevocably grants, assigns, transfers and sets over unto Lender all right, title and interest of Grantor in and to any award or payment made (not to exceed the outstanding Secured Indebtedness including, without limitation, accrued interest, and costs, expenses, reasonable attorneys' fees, and disbursements incurred by Lender in connection with collection of such award and payment) in
respect of (a) any taking of the Property or any part thereof as a result of, or by agreement in anticipation or in lieu of, any exercise of the power of eminent domain or condemnation; and (b)
any such taking of any appurtenances to the Property; and (c) any damage to the Property or any part thereof due to governmental action affecting, but not resulting in a taking of, the Property, including, by way of example and not by way of limitation, the changing of the grade of a street adjacent or proximate to the Property. Grantor agrees to promptly notify Lender of the commencement of any condemnation or eminent domain proceeding. Grantor further agrees, upon request, to make, execute and delivery any assignments or other instruments necessary for the purpose of assigning or transferring any such award or awards to Lender free and clear of any encumbrances whatsoever. The excess amount of such award over and above sums due Lender on account of the Secured Indebtedness, interest and other charges, shall be
paid                                   to Grantor, its successors
and assigns.
                    I.         Restrictions on Transfer of
Property; No Secondary Financing; Mechanics' Liens.

NOTICE - THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR
THE TERMS THEREOF BEING MODIFIED IN THE EVENT
              OF SALE OR CONVEYANCE OF THE PROPERTY.

       (1) If all or any part of the Property is sold, transferred, conveyed or encumbered without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Deed of Trust and exercise all remedies provided in this Deed of Trust in the event of default. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Deed of Trust. Lender reserves the absolute option and right, if permitted by applicable law, among other things, to: require the agreement by Grantor and Grantor's transferee to any terms and conditions that Lender may require upon transfer, increase the rate of interest upon transfer, and charge an assumption fee.
                                     (2)       To the extent
permitted by applicable law, Grantor shall not voluntarily or otherwise permit to be created or filed against the Property, without the prior written consent of Lender in each instance, any other deed of trust or mortgage or other lien or liens inferior or superior to the lien of this Deed of Trust.

 (3) Grantor will keep and maintain the Property free from all liens arising by virtue of all persons supplying labor or materials performed thereon or incorporated therein, notwithstanding by whom such labor or materials may have been contracted, and if any liens in respect to any such labor or materials are filed against the Property, Grantor shall cause the same to be released completely of record either by payment and discharge or by the posting of substitute collateral therefore in accordance with applicable laws within twenty (20) days of the filing thereof, and Grantor will make all payments on all liens permitted herein (if any), when due.
                                            J.         Assignment
of Rents. Grantor hereby assigns unto Lender or its successors, the rents, issues and profits accrued and to accrue from all tenants of the Property or any part thereof during the term of this Deed of Trust, or any extensions thereof, it being understood that as long as there is no event of default hereunder Grantor shall have the privilege of collecting and receiving all rents, issue, and profits (but no more than one (1) month in advance) accruing under leases or contracts of tenancy for the Property or any part thereof. Upon the occurrence of an event of default, Lender may immediately collect such rents, issues and profits as they become due and apply the same, less the costs and expenses of collection thereof, toward the payment of any of the Secured Indebtedness. Grantor will not execute any assignment of the rents issues and profits from the Property or any part thereof unless such assignment shall provide that it is subordinate to the assignment of rents set forth in this Deed of Trust and any other assignments executed pursuant hereto or in conjunction herewith.
                             K.         Notice of Adverse Claim
of Lien. If Grantor shall receive any notice or other instrument which might materially adversely affect the Property or the lien of this Deed of Trust thereon, Grantor will furnish, within three
(3) days following such receipt, by certified mail, a copy of such notice or other instrument to Lender. The notices referred to herein shall include, but not be limited to, notices from any tenant or lessee claiming a default by Grantor under any lease or occupancy agreement; any notice by any public authority concerning any tax or special assessment; and any notice of any alleged violation of any building, zoning, fire or other law or regulation affecting the
Property.
                 L. Remedies Cumulative; Forbearance by Lender/Trustee Not a Waiver. All remedies available to Lender or the Trustee with respect to this Deed of Trust or under any instrument evidencing, governing, or securing the Secured Indebtedness, including, but not limited to, any other deeds conveying other property in trust to secure payment of the obligations secured hereunder, or provided by law or in equity or by any statute, otherwise, shall be cumulative and may be pursued concurrently or successively. Grantor, for itself and all who claim under it, waives to the extent that it lawfully may, all right to have the Property marshalled upon any sale or foreclosure hereunder. No delay or omission of Trustee or Lender to exercise any right, power or remedy shall impair any such right, power or remedy,, or shall be construed to be a waiver of any default or any acquiescence therein. No delay or omission on the part of Lender to exercise any option granted for acceleration of the maturity of the Secured Indebtedness or for foreclosure following any default or any other option granted to Lender hereunder in any one or more instances, or tender to and/or acceptance by Lender of any partial payment on account of Grantor's or Debtor's obligations shall constitute a waiver of any such default or operate to rescind any such acceleration and each such option shall remain continuously in full force and effect.
               M. Covenants Running with the Land. All covenants hereof shall run with and be binding on the land and improvements conveyed hereby until this Deed of Trust shall be released of record.
                           N.         Hold Harmless.  Grantor
shall save Lender and Trustee harmless from all costs and expenses, including reasonable attorneys' fees and costs incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body in and to which Lender and/or Trustee may be or become party by reason of this Deed of Trust, including but not limited to, condemnation, bankruptcy, probate and administration proceedings, as well as any of the foregoing wherein proof of claim is by law required to be filed or in which it becomes necessary to defend or uphold the terms or priority of this Deed of Trust, and all money paid or expended by Lender or Trustee in that regard, shall be immediately and without notice due and payable by Grantor and shall become a part of the Secured Indebtedness and shall bear interest from the date of payment at the highest rate of interest being charged on any Secured Indebtedness but in no event higher than the rate or rates permitted by applicable law.
                                                  O.
Trustee's Authority. Trustee or any person acting in its stead shall have, at its discretion, authority to employ all proper agents and attorneys in the execution of this Deed of Trust and pay for such services rendered out of the proceeds of the sale of the Property conveyed hereby, should any be realized; and if no sale be made, then Grantor hereby undertakes and agrees to pay to Trustee the cost of such services rendered. If from time to time more than one Trustee or Substitute Trustee shall have been appointed hereunder, then any one Trustee or Substitute Trustee may act for all such Trustees and/or Substitute Trustee(s).

P. Governing Law. This Deed of Trust, without regard for the place of contact, advance of funds or payment, shall be governed, construed and enforced according to the laws of the jurisdiction in which the Property is located.
                                                 Q.
Severability of Provisions. In the event any one or more of the provisions hereof or of any Note or Agreement shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event any one or more of the provisions hereof or of any Note or Agreement operate or would prospectively operate to invalidate this Deed of Trust, then and in any of those events, at the option of Lender, such provision or provisions shall be severable and shall not affect any other provision hereof or of such Note or Agreement or the validity of Grantor's or Debtor's other obligations and the remaining provisions hereof or of the Note or Agreement shall remain operative and in full force and effect and shall in no way be affected, prejudiced, or disturbed thereby.
                                       R.         Waiver of
Notice of Future Advances and Consent to Extensions, Modifications and Release. If Grantor (or any one or more of the parties constituting Grantor) is not the Debtor, then Grantor expressly (a) waives notice of any and all loans and/or advances made from time to time during the continuance of this Deed of Trust by the Lender to Debtor (or any one or more of the parties constituting Debtor); (b) agrees that modifications of the terms of any Note or Agreement, including without limitation, modifications extending the term for payment or adjusting the interest rate applicable to any Secured Indebtedness, may be made from time to time between Lender and Debtor without notice to or consent of Grantor (c) agrees that Lender, without notice to or further consent of Grantor, may grant extension of time and other indulgences to and renew any of the obligations of Debtor without regard to the number and length of such extensions, renewals or other indulgences. Grantor further agrees that Lender without notice to or further consent of Grantor, may release or discharge any persons who are or may be liable for the payment of any Note or Agreement or release or discharge any collateral for payment of the Secured Indebtedness and that any such release or discharge shall not alter, modify, release or limit the liability of Grantor (or any one or more of the parties constituting Grantor) or the validity or the enforceability of this Deed of Trust, and (d) agrees that Lender may exercise its rights under this Deed of Trust prior to taking any action against the Debtor.
                                                 S.         Time
is of the Essence. Time shall be of the essence for each and every provision of any Note, any Agreement, this Deed of Trust and all other documents, agreements and contracts evidencing,
securing, or                                 governing the
obligations secured hereby.
                                   T.         References;
Applicability.  All references in the foregoing covenants to
Lender shall apply equally        to any subsequent holder or
assignee of any Note or any Agreement.
                                              U.         Titles.
The paragraph titles contained in this Deed of Trust are for
reference purposes only and     shall not affect the meaning or
interpretation of this Deed of Trust.
                                             V.
Designations. In any designation hereunder, the use of one gender shall include any other gender wherever same may be appropriate, and the plural shall be substituted for the singular or the singular substituted for the plural in any place herein in which the context may require such substitution.
                                                        W.
Riders to this Deed of Trust. If a rider is executed by Grantor and recorded together with this Deed of Trust, the covenants and agreements of such rider shall be incorporated into and shall amend and supplement the covenants and agreements of this Deed of Trust as if the rider is a part of this Deed of Trust. [] If
checked,                    a Condominium Rider is attached to
this Deed of Trust.
                                  IN WITNESS WHEREOF, Grantor on
the year and day first written above, has caused this Deed of
Trust to be                                             signed,
sealed and delivered.

                               DUTTERER'S OF MANCHESTER CORPORATION

                               By: Mary Beth Balog
                                   -------------------
                                   (Signature)
                                   Secretary/Treasurer


State of Maryland,            To Wit:
City/County of Baltimore,
                            I, Susan M. Ruppert, a Notary Public
in and for the aforesaid jurisdiction, do hereby certify that Mary Beth Balog, who is personally well known to me as the Secty/Treasurer of Dutterer's of Manchester Corporation, a Maryland corporation, named in the foregoing Deed of Trust bearing date as of the 12 day of June, 1996, and hereunto annexed, personally appeared before me in said jurisdiction, and as Secty/Treasurer of Dutterer's of Manchester Corporation, a Maryland corporation, as aforesaid, acknowledged the same to be the act and deed of said corporation.

Given under my hand and seal this 12 day of June, 1996.
My Commission Expires: August 1, 1998              Susan M. Ruppert
                                                   ------------------
                                                   (Signature)
                                                   Notary Public

(Notary Seal)

                              EXHIBIT A



All that certain land situate in Town of Manchester, County of Carroll, State of Maryland, and more particularly described as follows:

PARCEL 1 (ORIGINALLY DESCRIBED IN DEED RECORDED IN LIBER 522, AT
FOLIO 568, AS THE FOURTH PARCEL.):

TRACT ONE (1):

All that lot or parcel of land containing 18 square perches of land, more or less, being all and the same land secondly described in an Assignment from George W. Steger and wife, to Clarence F. Renoll and wife, dated April 27, 1945, and recorded in Liber E.A.S. No. 186, Folio 325, the reversion in which was conveyed unto Clarence R. Renoll and wife, by Deed of Harold C. Frankforter, unmarried, dated April 22, 1953, and recorded among said land records in Liber E.A.S. No. 219, Folio 240.

TRACT TWO (2):

All that parcel of land containing 2 acres, 1 rood and 7 perches of land, more or less, being all and the same land thirdly described in an Assignment from George W. Steger and wife, to Clarence F. Renoll and wife, dated April 27, 1945, and recorded in Liber E.A.S. No. 186, Folio 325.

SAVING AND EXCEPTING therefrom, all that piece of the above parcel conveyed unto John A. Myers and wife, by Clarence F. Renoll and wife, in a Deed of Exchange, dated May 15, 1947 and recorded among the said land records in Liber E.A.S. No. 194, Folio 433, and granting and conveying unto the Grantors therein said piece of parcel on the north side of the line described therein, conveyed by the said John A. Myers and wife, to the said Clarence F. Renoll and wife.

(THE ABOVE TWO PARCELS OF LAND BEING INTENDED TO BE IN THE REAR
OF NOS. 115 AND 117 OF S. MAIN STREET, MANCHESTER.)

PARCEL 2 (ORIGINALLY DESCRIBED IN DEED RECORDED IN LIBER 522, AT
FOLIO 568 AS THE FIFTH PARCEL.):

All that lot or parcel containing 1 acre 1 rood and 14 square perches of land, more or less, with an outlet along the south 48 half degrees west line to an alley leading to the original Church Street; and being all and the same land that said granted and assigned by Harvey H. Nott and wife, to Charles W. Schuckle, by deed, dated April 22, 1955 and recorded among the land records of Carroll County in Liber E.A.S. No. 245, folio 66.

PARCEL THREE (ORIGINALLY DESCRIBED IN DEED RECORDED IN LIBER 522,
AT FOLIO 568 AS PARCEL SEVEN.):

All that tract or parcel of land situate near the Town of Manchester, and according to an unrecorded certificate of survey made by J.H. Rife, Registered Surveyor, on April 11, 1962, is more particularly described as follows:

BEGINNING for a corner at a steel pin at the end of line 3 in the deed from Joseph M. Parks, et al., to Daniel Bowman, dated January 7, 1882 and recorded among the land records of Carroll County, Maryland in Liber F.T.S. No. 56, Folio 215, then with said line reversely, (1) north 52 degrees 49 minutes 40 seconds east 180.35 feet to a steel pin; then (2) north 39 degrees 43 minutes 10 seconds west 212.06 feet to a steel pin at a stone; then (3) north 46 degrees 21 minutes 30 seconds east 395.35 feet to a steel pin at the southwest corner of the portion of the Daniel Riley parcel now to be conveyed to him; then binding on the south line of said Daniel Riley parcel and a lot of John L. Riley (4) south 48 degrees 19 minutes 05 seconds east 189.05 feet to a steel pin; then binding on the east side of John L. Riley lot and lands of Hamilton Singer; (5) north 44 degrees 25 minutes 30 seconds east 1000.10 feet to a marble stone corner on the north side of a gravel and earth road, an extension of Locust Street; thence binding on lands of the cemetery and Town of Manchester (6) north 44 degrees 13 minutes 10 seconds east 1482.50 feet to a stone at a steel pin; then by lands of the Town of Manchester; (7) south 70 degrees 51 minutes 25 seconds east
385.56 feet to a steel pin on the north side of a small stream; then by lands of Engman the five following courses: (8) south 46 degrees 30 minutes 20 seconds west 1639.48 feet to a steel pin; then (9) south 46 degrees 02 minutes 45 seconds west 352.64 feet to a steel pin; then (10) south 24 degrees 43 minutes 05 seconds west 175.32 feet to a steel pin; then (11) south 60 degrees 18 minutes 15 seconds east 505.16 feet to a steel pin; then (12) south 30 degrees 32 minutes 05 seconds west 704.60 feet to a stone at a steel pin at lands of Walter Brilhart; thence binding on said Brilhart land the two following courses: (13) north 50 degrees 45 minutes 00 seconds west 386.60 feet to a 36 inch oak tree; then (14) south 22 degrees 45 minutes 55 seconds west
640.79 feet to a steel pin at lands of Oscar Garrett; thence by said Garrett land the following two courses: (15) north 40 degrees 03 minutes 45 seconds west 587.91 feet to a stone at a steel pin; thence (16) north 38 degrees 31 minutes 20 seconds west 276.63 feet to a steel pin, the place of beginning, containing 38.7655 acres of land, more or less.

TOGETHER WITH a right of way for ingress, egress and regress to and from said above described tract of land to York Street, Manchester, Maryland, across the land reserved as a right of way in a Deed from Martha L. Riley, et al., to Daniel C. Riley and wife, dated April 28, 1955 and recorded among the land records aforesaid in Liber E.A.S. No. 245, Folio 274.

PARCEL FOUR (ORIGINALLY DESCRIBED IN DEED RECORDED IN LIBER 522,
FOLIO 570 AS PARCEL EIGHT.):

All that certain piece or parcel of land, lying, situate and being in the Town of Manchester, Carroll County, Maryland, and being more particularly described as:

BEGINNING at the seventh, or south 76 degrees west 10.4 roods line as described in a Deed, dated October 29, 1946 and recorded among the land records of Carroll County in Liber E.A.S. No. 192, Folio 443, was granted and conveyed by Harold C. Frankforter to John A Myers and wife, at a point distant 50.02 feet from the end thereof, said place of beginning being on the northeast side of Monroe Street (now laid out 50 feet wide) and running thence (1) north 67 degrees 54 minutes 21 seconds east binding reversely on said seventh line 108.73 feet, thence running (2) south 82 degrees 21 minutes 52 seconds east 313.76 feet binding on the line established in an Agreement between John A. Myers and wife and Clarence F. Renoll and wife, dated May 15, 1947 and recorded among the land records aforesaid in Liber E.A.S. No. 194, folio 433, to the end of the first line of the aforesaid Deed from Frankforter to Myers, thence binding reversely on said first line
(3) south 38 degrees 38 minutes 01 second east 276.18 feet to a steel pin set at the beginning thereof, thence running (4) south 40 degrees 04 minutes 59 seconds east binding in part reversely on the fourth line of the second parcel of land in a Deed, dated July 6, 1935 and recorded among the land records aforesaid in Liber E.M.M. No. 162, folio 343, was granted and conveyed by Wm.
N. Gettier and wife to C. Robert Brillhart and wife, 184.44 feet, thence running for a new line of division and in part binding on the rear lines of Lots Nos. 1 and 2 Block C on the Plat of Manchester South, an unrecorded plat prepared by J. H. Rife, Surveyor, dated October 20, 1964, (5) south 66 degrees 27 minutes 10 seconds west 501.50 feet to the northeast side of the above mentioned Monroe Street, thence binding on the east side of said Street (6) north 23 degrees 32 minutes 50 seconds west 608.69 feet to the place of beginning, containing 5.3671 acres of land (neat measure). The above property is shown on a plat by J. H. Rife, entitled "Town of Manchester Election District No. 6, Carroll County, Maryland", recorded in Liber 423, Folio 267.

PARCEL FIVE (DESCRIBED IN DEED RECORDED IN LIBER 1159, FOLIO
855):

All that lot or parcel of land situate, lying and being on the North side of Beaver Street, situated in the Town of Manchester, Sixth Election District of Carroll County, State of Maryland, and more particularly described in an unrecorded certificate of survey prepared by BPR, Incorporated, dated May 10, 1989, as follows:

BEGINNING for the same at an iron pin found on the northern right-of-way line of Beaver Street (60 foot wide right-of-way), said iron pin found also being at the end of the Second or South 23 degrees 32 minutes 50 seconds East, 153.34 foot line as described in Lot Two of a conveyance from the Town of Manchester to Dorothy G. Shaffer by deed dated June 15, 1967, and recorded among the land records of Carroll County in Liber CCC 423, folio 220; thence leaving the north side of Beaver Street and running reversely with and binding on the second line in said conveyance to Dorothy G. Shaffer, as now surveyed by BPR, Incorporated, bearings herein being referred to Magnetic North, dated April, 1977, (1) North 13 degrees 59 minutes 25 seconds West, 153.32 feet to an iron pin found on the fifth or South 66 degrees 27 minutes 10 seconds West, 501.50 foot line as described in a conveyance from the Town of Manchester to Dutterer's of Manchester, Inc., by deed dated June 28, 1967, and recorded among the land records of Carroll County in Liber CCC 423, folio 263, at a distance of 200.00 feet measured reversely along said line from the end thereof; thence leaving the outline as described in Lot No. Two of said conveyance to Dorothy G. Shaffer and running reversely with and binding on a part of said fifth line as described in said conveyance to Dutterer's of Manchester, Inc.,
(2) North 75 degrees 36 minutes 37 seconds East, 50.00 feet to a rebar now set; thence leaving the outline as described in said conveyance to Dutterer's of Manchester, Inc. and running for two new lines of division through the lands as described in a conveyance from Oscar W. Garrett and Cora E. Garrett, his wife, and Charles C. Ruby and Hilda D. Ruby, his wife, to the Town of Manchester by deed dated December 23, 1963, and recorded among the land records of Carroll County in Liber CCC 368, folio 271, which the land now being described is a part, (3) South 13 degrees 59 minutes 25 seconds East, 140.67 feet to a rebar now set on the aforementioned northern right-of-way line of Beaver Street (60 foot wide right-of-way); thence running with and binding on the northern right-of-way line of Beaver Street, (4) by a curve to the right, southwesterly, 51.81 feet, said curve having a radius of 234.16 feet and a chord bearing and distance of South 61 degrees 14 minutes 49 seconds West, 51.71 feet to the place of beginning, containing 7,403.58 square feet or 0.16996 acres of land, more or less.